Earnings Per Share (Tables)	12 Months Ended
Dec. 31, 2012
Summary of Basic and Diluted Earnings / (Loss) Per Share

Basic and diluted earnings per share for the years ended December 31, 2012 and 2011 were calculated as follows:

	Years Ended December 31
	2012	2011
Numerator:
Net income attributable to Brookfield Residential	$93,161	$7,288
Less: Preferred Share dividends	(135)	(178)

Net income attributable to common shareholders	$93,026	$7,110

Denominator:
Basic weighted average shares outstanding	101,609	99,949
Net effect of convertible Preferred Shares	267	—
Net effect of share options assumed to be exercised	178	268

Diluted weighted average shares outstanding	102,054	100,217

Basic earnings per share	$0.92	$0.07

Diluted earnings per share	$0.91	$0.07